Exhibit 10.1

$50,000 (U.S.)

Dated:  April 27, 2011

PROMISSORY NOTE

FOR VALUE RECEIVED, RT Technologies, Inc. (“Maker” or the "Company"), promises to pay to Kip Eardley (“Holder”), or order, fifty thousand dollars ($50,000).

Premises

Holder has agreed to pay off certain debts of the Company conditional on the Company agreeing to pay Holder back on the terms and conditions of this Promissory Note.

Note

1.

Payments.  The principal on the obligation represented hereby shall be repaid in full at the earlier of April 27, 2012, or within five days of the merger or acquisition between the Company and an another corporation or entity that has operations, through a lump sum payment of interest and principal.  All payments shall first be made to interest and then to a reduction of principal.

2.

Interest.  The obligation shall bear simple interest at the rate of seven percent (7%) per annum.

3.

Type and place of Payments.  Payment of principal and interest shall be made in lawful money of the United States of America to the above named holder at its offices in Salt Lake City, Utah, or order.

4.

Prepayment.  Advance payment or payments may be made on the principal and interest, without penalty or forfeiture.  There shall be no penalty for any prepayment.

5.

Default.  Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Holder or the holder of this Note may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to the Maker, declare the unpaid balance of the principal and interest on the Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Maker, such events being as follows:

(a)

Default in the payment of the principal and interest of this Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within five (5) days after notice thereof by Holder or the holder of such Note to Maker;

(b)

Maker shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Maker, or of all or any substantial portion of its property, or Maker shall make an assignment to any agent authorized to liquidate any substantial part of its assets; or

(c)

An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of the Maker, or an order of any court shall be entered appointing any receiver or trustee of or for Maker, or any receiver or trustee of all or any substantial portion of the property of Maker, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Maker, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released  or bonded within 60 days after its entry or levy.

6.

Attorneys’ Fees.  If this Note is placed with an attorney for collection, or if suit be instituted for collection, herein, then in such event, the undersigned agrees to pay reasonable attorneys’ fees, costs, and other expenses incurred by holder in so doing.

7.

Construction.  This Note shall be governed by and construed in accordance with the laws of the State of Utah.

RT Technologies, Inc.,

a Nevada Corporation

By:____________________________

     A Duly authorized Officer